Third Quarter 2025 Earnings Presentation and Business Update August 5, 2025

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Q3 2025 Results & Business Updates 1. See non-GAAP reconciliation in appendix. 822 702 735 Q3 2024 Q2 2025 Q3 2025 +5% 123 -50 43 Q3 2024 Q2 2025 Q3 2025 186% 206 116 100 Q3 2024 Q2 2025 Q3 2025 -14% 3.80 2.04 1.63 Q3 2024 Q2 2025 Q3 2025 -20% Net Sales $M Net Income/(Loss) $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 3.33 -1.46 1.25 Q3 2024 Q2 2025 Q3 2025 186% Diluted EPS/(Loss) Per Share $/share Net Sales of $735M includes 2% organic volume growth compared to the prior year; volume up 4% sequentially from the second quarter Achieved Net Sales, Adjusted EBITDA and Adjusted Diluted EPS above the midpoint of the Outlook presented in May Maintaining full year Outlook midpoint for Adjusted EBITDA; Increasing Outlook for full year Adjusted Diluted EPS Expect FY 26 to include approximately $50 million of net headwinds to gross margins impacting both selling prices and input costs Business Updates Includes impairment impact Includes impairment impact

4© Atkore Q3 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net Sales. ($’s in millions) Q3 2025 Q3 2024 Y/Y Change Y/Y % Change Net Sales $735.0 $822.4 ($87.3) (10.6%) Operating Income $63.8 $168.5 ($104.6) (62.1%) Net (Loss)/Income $43.0 $123.4 ($80.5) (65.2%) Adjusted EBITDA1 $99.9 $206.1 ($106.2) (51.5%) Adjusted EBITDA Margin2 13.6% 25.1% (1150 bps) - Tax Rate 22.0% 21.9% +10 bps - Net (Loss)/Income Per Share (Diluted) $1.25 $3.33 ($2.08) (62.4%) Adjusted Diluted EPS1 $1.63 $3.80 ($2.17) (57.1%)

5© Atkore Consolidated Atkore Bridges 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. 2. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge2 Net Sales BridgeQ3 2025 $15 $101 $4 $3 2024 Volume/Mix Price Divestiture Other1 2025 $822M $735M $11 $101 $28 $1 $11 2024 Volume/Mix Price Cost Changes Divestiture Other1 2025 $206M $100M Net Sales % Change Adjusted Diluted EPS Bridge2 Volume/Mix 1.9% Price (12.2%) Divestiture (0.5%) Other1 0.2% Total (10.6%) $3.80 $1.63 $2.33 $0.01 $0.12 $0.03 2024 Quarterly Results Divestiture Share Count Other1 2025

Key Product Area Trends & Portfolio Update

FY 2025 YTD Net Sales by Key Product Area[1]		Year-over-Year Volume/Mix % Change: FY 2025 YTD vs. FY 2024 YTD	Year-over-Year Volume/Mix % Change: FY 2024 YTD vs. FY 2023 YTD	Product Area Trends & Portfolio Updates
Metal Framing, Cable Management & Construction Services	25%	+ LSD%	+ MSD%	Growth attributable to ongoing focus on construction services, including support for data centers, and growth in cable management
Plastic Pipe, Conduit & Fittings	25%	Flat	+ LSD%	Strong growth in PVC and fiberglass conduit Growth in sales to municipal water customers offset by expected declines in certain water-related end markets reflecting a planned shift in market focus
Metal Electrical Conduit & Fittings	20%	+ LSD%	+ LSD%	YTD performance reflects early stages of volume recovery in Q3 following enacted tariffs
Electrical Cable & Flexible Conduit	17%	+ LSD%	+ LSD%	Patented and differentiated products achieving growth in various end markets
Mechanical Tube & Other	13%	- MSD%	+ DD%	Various factors continue to impact installation of utility scale solar projects
	$2,098M	+ 0.5%	+ 3.6%	

1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

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7© Atkore Segment Results Q3 Net Sales Bridge Q3 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q3 2025 Q3 2024 Y/Y Change Net Sales $521.3 $606.0 (14.0%) Adjusted EBITDA $81.2 $182.6 (55.5%) Adjusted EBITDA Margin 15.6% 30.1% (1450 bps) ($’s in millions) Q3 2025 Q3 2024 Y/Y Change Net Sales $214.0 $217.0 (1.4%) Adjusted EBITDA $30.7 $30.0 2.3% Adjusted EBITDA Margin 14.4% 13.8% +60 bps 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. $10 $92 $4 $1 2024 Volume/Mix Price Divestiture Other1 2025 $606M $521M $6 $8 $1 2024 Volume/Mix Price Other1 2025 $217M $214M

8© Atkore FY25 YTD Cash Bridge $M Cash & Balance Sheet Summary Debt Maturity Profile $M Atkore’s strong balance sheet enables continued execution of our capital deployment model with cash generated by the business, further supported by our recently refinanced asset-based lending agreement $192 $14 $85 $100 $33 $8 FY24 YE Cash Balance Cash Flow From Operating Activities Divestiture & Asset Sales Capital Expenditures Stock Repurchases Dividend Payment Net Other Uses of Cash FY25 YTD Cash Balance $351M $331M $373 $325 $400 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes

Updated FY 2025 Outlook

Atkore

Outlook Summary

Outlook Items for Consolidated Atkore	Q4 2025 Outlook	FY 2025 Outlook	Updates to FY 2025 Outlook Midpoint
Net Sales	$720M – $750M	$2.8B – $2.9B	($0.05B)
Adjusted EBITDA[1]	$75M – $95M	$390M – $410M	–
Adjusted Diluted EPS[1]	$1.05 – $1.35	$6.25 – $6.75	+ $0.20
Interest Expense		$38M – $42M	–
Tax Rate	~20% – 23%	~19% – 21%	(400 bps)
Capital Expenditures		$100M – $125M	–
Stock Repurchases		≥$150M	–
Diluted Shares Outstanding[2]		33M – 35M	–

Assumptions

	Net Sales	Adjusted EBITDA[1]	Additional Comments
Volume Growth	Flat to slightly positive	30% – 35% Incremental Margin	Volume expectation reflects mixed construction sentiment for certain end markets
Price vs. Cost	Price Down $395M – $435M	Price vs. Cost Down $395M – $435M	Estimated pricing impact primarily driven by PVC Conduit and Steel Conduit; cost impacts from rising aluminum costs

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1. Reconciliations of the forward-looking quarterly and full-year 2025 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted Diluted EPS outlook.

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Direct Tariff Impacts Believed to be a Net Benefit

Atkore

Certain tariffs provide Atkore with a direct opportunity to reclaim volume while other tariffs provide direct and indirect challenges to the broader market

Anticipated Tariff Impact by Key Product Area

Key Product Area	Initial Perspective Presented 5/6/2025	Updates and Additional Considerations
Metal Framing, Cable Management & Construction Services	▲ No material impacts anticipated ▲ Organizing supply chain between US and Canadian manufacturing operations	▲ Increase in onshoring is believed to be positive for metal framing and construction services due to demand for large industrial and manufacturing projects
Plastic Pipe, Conduit & Fittings	▲ Expect Chinese, Central and South American import competition to be subject to tariffs	▲ Prior perspective appears to remain consistent
Metal Electrical Conduit & Fittings	▲ Anticipate import competition to be subject to multiple tariffs	▲ Tariffs could provide an opportunity for volume recapture
Electrical Cable & Flexible Conduit	▲ Expect some sourcing impact for material from Canada	▲ Aluminum tariff increased to 50%; expect to have greater sourcing impact than previously identified ▲ Believe that domestically sourced copper rod is unaffected by recently announced tariffs
Mechanical Tube & Other	▲ Expect tariffs to provide continued support for domestic production of solar torque tube products in the event of changes to the IRA	▲ Believe that the relevant IRA related provisions remain consistent

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11© Atkore Atkore’s Strategic Focus – Today and Tomorrow Atkore provides comprehensive solutions to deploy, isolate, and protect critical electrical infrastructure for the long-term Drive operational excellence with the Atkore Business System Meet secular demand for expected growth in core electrical end markets Maintain strong financial profile focusing on shareholder returns Prioritize portfolio of domestically manufactured electrical infrastructure products

12© Atkore Appendix

13© Atkore Segment Information Three months ended June 27, 2025 June 28, 2024 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 521,308 $ 81,235 15.6% $ 605,962 $ 182,568 30.1 % Safety & Infrastructure 213,963 30,731 14.4% 217,024 30,042 13.8 % Eliminations (226) (622) Consolidated operations $ 735,045 $ 822,364

14© Atkore Consolidated Atkore Inc. Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Three months ended (in thousands, except per share data) June 27, 2025 March 28, 2025 June 28, 2024 Net income $ 42,962 $ (50,057) $ 123,417 Stock-based compensation 7,246 7,713 4,488 Intangible asset amortization 10,108 10,166 13,216 Loss on sale of business — 6,101 — Impairment of assets — 127,733 — Other (a) (966) 3,103 3,134 Pre-tax adjustments to net income 16,388 154,816 20,838 Tax effect (4,097) (38,704) (5,210) Additional tax expense related to divestiture of a business 51 3,946 — Adjusted net income $ 55,304 $ 70,001 $ 139,046 Weighted-average diluted common shares outstanding 33,853 34,290 36,616 Net income per diluted share $ 1.25 $ (1.46) $ 3.33 Adjusted net income per diluted share $ 1.63 $ 2.04 $ 3.80 (a) Represents other items, such as inventory reserves and adjustments, (gain) loss on disposal of property, plant and equipment, loss on assets held for sale, realized or unrealized (gain) loss on foreign currency impacts of intercompany loans and insurance recoveries.

15© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) June 27, 2025 March 28, 2025 June 28, 2024 Net (loss) income $ 42,962 $ (50,057) $ 123,417 Interest expense, net 8,873 8,261 9,944 Income tax (benefit) expense 12,128 (16,452) 34,531 Depreciation and amortization 29,033 29,238 29,932 Stock-based compensation 7,246 7,713 4,488 Loss on sale of a business — 6,101 — Impairment of assets — 127,733 — Other (a) (321) 3,872 3,813 Adjusted EBITDA $ 99,921 $ 116,408 $ 206,125 (a) Represents other items, such as inventory reserves and adjustments, (gain) loss on disposal of property, plant and equipment, (gain) loss on assets held for sale, realized or unrealized (gain) loss on foreign currency impacts of intercompany loans, insurance recoveries, transaction costs and restructuring costs.

16© Atkore Total Debt to Net Debt and Leverage Ratio Consolidated Atkore Inc. ($ in thousands) June 27, 2025 March 28, 2025 December 27, 2024 September 30, 2024 June 28, 2024 March 29, 2024 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ — $ — Long-term debt 764,387 765,913 765,375 764,838 764,300 763,762 Total debt 764,387 765,913 765,375 764,838 764,300 763,762 Less cash and cash equivalents 331,017 330,385 310,444 351,385 303,657 368,050 Net debt $ 433,370 $ 435,528 $ 454,931 $ 413,453 $ 460,643 $ 395,712 TTM Adjusted EBITDA (a) $ 455,629 $ 561,833 $ 657,338 $ 771,713 $ 863,539 $ 927,676 Total debt/TTM Adjusted EBITDA 1.7 x 1.4 x 1.2 x 1.0 x 0.9 x 0.8 x Net debt/TTM Adjusted EBITDA 1.0 x 0.8 x 0.7 x 0.5 x 0.5 x 0.4 x (a) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to Form 8-K filed on May 6, 2025, February 4, 2025, November 21, 2024, August 6, 2024, May 7, 2024.

17© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Nine months ended (in thousands) June 27, 2025 June 28, 2024 Net cash provided by operating activities $ 192,359 $ 349,957 Capital expenditures (84,920) (105,098) Free Cash Flow $ 107,439 $ 244,859

18© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted AI Artificial Intelligence B Billion Capex Capital Expenditures CY Calendar Year DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPD Environmental Product Declaration EPS Earnings Per Share ESG Environmental, Social, and Governance Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year HDPE High Density Polyethylene HSD% High Single Digit Percentage IPO Initial Public Offering Abbreviation Description IRA Inflation Reduction Act LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Fiscal Quarter Q2 Second Fiscal Quarter Q3 Third Fiscal Quarter Q4 Fourth Fiscal Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

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